UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 17, 2010

NOBLE MEDICAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-150483	20-0587718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4751 Wilshire Boulevard, 3rd Floor, Los Angeles, CA	90010
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 601-2500
2000 Avenue of the Stars, Suite 410, Los Angeles, CA 90067
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 17, 2010, Noble Medical Technologies, Inc. (the "Company") entered into a Securities Purchase Agreement with Jay Krigsman pursuant to which the Company issued a Senior Promissory Note for $300,000 principal amount ("Note") and a 10 year common stock warrant to purchase 1,000,000 shares of the Company's common stock at an exercise price of $0.10 per share ("Warrant").  The Note matures on December 15, 2011 and is subject to interest at an annual rate of 10%.  The Warrant vests over two years, 20% on January 1, 2011 and 80% on January 1, 2012.  The vesting of the Warrant will accelerate to 100% upon a Liquidity Event or Funding Event as defined in the Warrant.  The Securities Purchase Agreement, the Note and the Warrant are attached as exhibits to this report and incorporated herein by reference.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

On December 17, 2010, Noble Medical Technologies, Inc. (the "Company") entered into a Securities Purchase Agreement with Jay Krigsman pursuant to which the Company issued a Senior Promissory Note for $300,000 principal amount ("Note") and a 10 year common stock warrant to purchase 1,000,000 shares of the Company's common stock at an exercise price of $0.10 per share ("Warrant").  The Note matures on December 15, 2011 and is subject to interest at an annual rate of 10%.  The Warrant vests over two years, 20% on January 1, 2011 and 80% on January 1, 2012.  The vesting of the Warrant will accelerate to 100% upon a Liquidity Event or Funding Event as defined in the Warrant.  The Securities Purchase Agreement, the Note and the Warrant are attached as exhibits to this report and incorporated herein by reference.  The Note and Warrant were issued without registration under the Securities Act of 1933, as amended, ("1933 Act") pursuant to the exemption from registration afforded by Section 4(2) of the 1933 Act.  No selling commission or placement agent fees were paid by the Company in connection with the transaction.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTIONOF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b)           Effective December 17, 2010, Charles Bentz resigned as the Company's Chief Financial Officer.

ITEM 9.01	FINANCIAL STATEMENT AND EXHIBITS.

(D)           Exhibits.

10.1	Purchase Agreement, dated December 17, 2010
10.2	Form of Warrant, dated December 17, 2010
10.3	Senior Promissory Note, dated December 17, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE MEDICAL TECHNOLOGIES, INC.

DATED: December 20, 2010	By:	/s/ Tatiana Walker
Tatiana Walker
Secretary

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

10.1	Purchase Agreement, dated December 17, 2010
10.2	Form of Warrant, dated December 17, 2010
10.3	Senior Promissory Note, dated December 17, 2010